Exhibit 10.3

Execution Version

AMENDMENT NO. 1 TO

SETTLEMENT AND RELEASE AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”), dated as of August 13, 2019, to that certain Settlement and Release Agreement, dated as of September 9, 2018 (as it may be amended, supplemented or modified in accordance with its terms, the “Agreement”), by and among the Parties, is hereby entered into by and among:

(i)	CBS Corporation (“CBS”);

(ii)	each of National Amusements, Inc. (“NAI”) and NAI Entertainment Holdings LLC (“NAIEH”);

(iii)	The Sumner M. Redstone National Amusements Trust u/d/t dated June 28, 2002, as amended (the “Trust”);

(iv)

Sumner M. Redstone (“SMR”), individually, on behalf of his unborn and unascertained descendants and in his capacities as Chairman Emeritus of CBS, an officer, director and, through the Trust, direct or indirect stockholder of NAI, an officer, manager and, through the Trust, direct or indirect member of NAIEH and settlor, beneficiary and trustee of the Trust;

(v)

Shari E. Redstone (“SER”), individually, on behalf of her unborn and unascertained descendants and in her capacities as a director and Non-Executive Vice Chair of CBS, an officer, director and, through a trust, direct or indirect stockholder of NAI and an officer and manager of NAIEH and future trustee of the Trust;

(vi)	David R. Andelman (“Andelman”), individually and in his capacities as a director of NAI, a manager of NAIEH and a trustee of the Trust;

(vii)	Robert N. Klieger (“Klieger”), individually and in his capacity as a director of CBS;

(viii)	Joseph R. Ianniello (“Ianniello”), individually and in his capacity as President and Acting Chief Executive Officer of CBS;

(ix)	Gary L. Countryman (“Countryman”), Linda M. Griego (“Griego”) and Martha L. Minow (“Minow”), each individually and in his or her capacity as a director of CBS;

(x)	Jill Krutick (“Krutick”), individually and in her capacities as a director of NAI, a manager of NAIEH and a trustee of the Trust;

(xi)	Tyler Korff (“T. Korff”), individually and in his capacities as a director of NAI, a manager of NAIEH and a future trustee of the Trust;

(xii)	Brandon Korff (“B. Korff”) and Kimberlee Ostheimer (“Ostheimer”), each individually and in his or her capacities as a director of NAI and a manager of NAIEH;

(xiii)	Thaddeus Jankowski (“Jankowski”), individually and in his capacities as an officer of each of the NAI Entities and a trustee of the Trust; and

(xiv)	Phyllis Redstone (“P. Redstone”), Norman Jacobs (“Jacobs”) and Leonard Lewin (“Lewin”), each individually and in his or her capacity as a trustee of the Trust.

The individuals and entities listed in (i) through (xiv) are collectively referred to in this Amendment as the “Amendment Parties”. Capitalized terms used but not defined in this Amendment shall have the respective meanings specified in the Agreement.

WHEREAS, concurrently with the execution and delivery of this Agreement, CBS and Viacom Inc., a Delaware corporation, entered into that certain Agreement and Plan of Merger, dated as of August 13, 2019 (the “Merger Agreement”), pursuant to which, among other things, Viacom agreed to merge with and into CBS (the “Merger”), with CBS surviving the Merger, upon the terms and subject to the conditions set forth therein; and

WHEREAS, in accordance with Section 14(c) of the Agreement, the Amendment Parties desire to amend certain terms of the Agreement as set forth in this Amendment, which Amendment shall be effective from and after the Effective Time (as defined in the Merger Agreement).

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in the Agreement and this Amendment, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Amendment Parties agree as follows:

1.    Amendments. Each of (i) Section 1(c)-(f) (Actions with Respect to the CBS Board) and the last sentence of Section 1, and
(ii) Section 3(b)-(d) and (f) (Extraordinary Transactions), of the Agreement is hereby amended in its entirety to read as follows: “[Intentionally omitted].”

2.    Effectiveness; Termination. This Amendment shall become effective at the Effective Time (as defined in the Merger Agreement). In the event that the Merger Agreement is terminated prior to the Effective Time (as defined in the Merger Agreement) for any reason, this Amendment shall be deemed null and void ab initio.

3.    References to the Agreement. After giving effect to this Amendment, each reference in the Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” or words of like import referring to the Agreement shall refer to the Agreement as amended by this Amendment; provided, that references in the Agreement to “as of the date hereof” or “as of the date of this Agreement” or words of like import shall continue to refer to the date of September 9, 2018.

2

4.    No Other Amendments. Except as specifically amended by this Amendment, all of the terms, covenants and other provisions of the Agreement shall remain unchanged and continue to be in full force and effect in accordance with their respective terms. The terms and provisions of Article 14 of the Agreement are incorporated herein by reference as if set forth herein in their entirety and shall apply mutatis mutandis to this Amendment.

5.    Entire Agreement. The Merger Agreement, the Neptune Support Agreement (as defined in the Merger Agreement), the Governance Agreement (as defined in the Merger Agreement), the Confidentiality Agreement (as defined in the Merger Agreement), the Clean Team Agreement (as defined in the Merger Agreement), the Agreement (as amended by this Amendment), and the exhibits and schedules hereto and thereto contain the entire understanding among the parties hereto with respect to the matters contemplated hereby and supersede and replace all prior and contemporaneous agreements and understandings, oral or written, with regard to such matters.

[Signature page follows]

3

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date set forth above.

CBS CORPORATION

By:	/s/ Joseph R. Ianniello
Name:	Joseph R. Ianniello
Title:	President and Acting Chief Executive
Officer

[Signature Page to Amendment to Settlement and Release Agreement]

NATIONAL AMUSEMENTS, INC.

By:	/s/ Thaddeus Jankowski
Name:	Thaddeus Jankowski
Title:	Vice President

NAI ENTERTAINMENT HOLDINGS LLC

By:	/s/ Thaddeus Jankowski
Name:	Thaddeus Jankowski
Title:	Vice President

[Signature Page to Amendment to Settlement and Release Agreement]

/s/ Sumner M. Redstone
Sumner M. Redstone, individually, on behalf of his unborn and unascertained descendants and in his capacities as Chairman Emeritus of CBS, an officer, director and, through the Trust, direct or indirect stockholder of NAI, an officer, manager and, through the Trust, direct or indirect member of NAIEH and settlor, beneficiary and trustee of the Trust

/s/ Shari E. Redstone
Shari E. Redstone, individually, on behalf of her unborn and unascertained descendants and in her capacities as a director and Non-Executive Vice Chair of CBS, an officer, director and, through a trust, direct or indirect stockholder of NAI and an officer and manager of NAIEH and future trustee of the Trust

/s/ David R. Andelman
David R. Andelman, individually and in his capacities as a director of NAI, a manager of NAIEH and a trustee of the Trust

/s/ Robert N. Klieger
Robert N. Klieger, individually and in his capacity as a director of CBS

/s/ Joseph R. Ianniello
Joseph R. Ianniello, individually and in his capacity as President and Acting Chief Executive Officer of CBS

[Signature Page to Amendment to Settlement and Release Agreement]

/s/ Gary L. Countryman
Gary L. Countryman, individually, and in his capacity as a director of CBS

/s/ Linda M. Griego
Linda M. Griego, individually, and in her capacity as a director of CBS

/s/ Martha L. Minow
Martha L. Minow, individually, and in her capacity as a director of CBS

/s/ Jill Krutick
Jill Krutick, individually and in her capacities as a director of NAI, a manager of NAIEH and a trustee of the Trust

/s/ Tyler Korff
Tyler Korff, individually and in his capacities as a director of NAI, a manager of NAIEH and a future trustee of the Trust

/s/ Brandon Korff
Brandon Korff, individually and in his capacity as a director of NAI and a manager of NAIEH

/s/ Kimberlee Korff Ostheimer
Kimberlee Korff Ostheimer, individually and in her capacities as a director of NAI and a manager of NAIEH

[Signature Page to Amendment to Settlement and Release Agreement]

/s/ Thaddeus Jankowski
Thaddeus Jankowski, individually and in his capacities as an officer of each of the NAI Entities and a trustee of the Trust

/s/ Phyllis Redstone
Phyllis Redstone, individually, and in her capacity as a trustee of the Trust

/s/ Norman Jacobs
Norman Jacobs, individually, and in his capacity as a trustee of the Trust

/s/ Leonard Lewin
Leonard Lewin, individually, and in his capacity as a trustee of the Trust

[Signature Page to Amendment to Settlement and Release Agreement]